Alger Weatherbie Enduring Growth ETF
Summary Prospectus

May 1, 2024 (As Revised December 2, 2024)	Ticker Symbol	Exchange
	AWEG	NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling (800) 223-3810 or by sending an e-mail request to summaryprospectus@alger.com. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2024, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.
Investment Objective
Alger Weatherbie Enduring Growth ETF seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)
Alger Weatherbie Enduring Growth ETF
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Alger Weatherbie Enduring Growth ETF
Management Fees	.55%
Distribution and/or Service (12b-1) Fees*	None
Other Expenses	3.93%
Total Annual Fund Operating Expenses	4.48%
Fee Waiver and/or Expense Reimbursement**	(3.83) %
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.65%
*
The Fund has adopted a Rule 12b-1 plan that allows the Fund to pay annual fees not to exceed 0.25% to the Fund’s distributor for distribution and individual shareholder services; however, the Board of Trustees has determined not to authorize payment of a 12b-1 plan fee at this time, and for at least one year from the effective date of this prospectus.
**
Fred Alger Management, LLC (the “Manager”) has contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage and extraordinary expenses, to the extent applicable) through December 31, 2025 to the extent necessary to limit other expenses of the Fund to 0.10% of the Fund’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Management Agreement. The Manager may recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example also assumes that the contractual fee waiver and/or expense reimbursement is only in effect through December 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Alger Weatherbie Enduring Growth ETF	$66	$754	$1,727	$4,206
Unlock Your Growth Potential.SM

Alger Weatherbie Enduring Growth ETF 2/6
Summary Prospectus
May 1, 2024 (As Revised December 2, 2024)
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 35.65% of the average value of its portfolio.
Principal Investment Strategy
The Fund is sub-advised by Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Adviser”), an affiliate of the Manager (Weatherbie and the Manager, collectively referred to as the “Manager,” where applicable).  Subject to the general supervision by the Fund’s Board of Trustees, the Manager oversees Weatherbie and evaluates its performance results. The Manager reviews portfolio performance, compliance with investment guidelines and federal securities laws, and changes in key personnel of Weatherbie. Weatherbie is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchases and sales of individual securities.
The Fund invests primarily in equity securities of mid-cap growth companies with an environmental, social and governance (“ESG”) rating of medium or better, as rated by Sustainalytics, a third-party ESG rating agency (“Sustainalytics” or the “ESG Rating Agency”), at the time of purchase. Sustainalytics provides ESG ratings that measure a company’s exposure to ESG risks and how well the company is managing those risks. Using its proprietary methodology, as described below, Sustainalytics rates companies on a scale of 0 to 100, with 0 to 10 representing negligible ESG risk, 10 to 20 representing low ESG risk, 20 to 30 representing medium ESG risk, 30 to 40 representing high ESG risk, and 40 and higher representing severe ESG risk.
Under normal circumstances, 80% of companies in the Fund’s portfolio, based on net assets, will have a Sustainalytics ESG rating. The Sustainalytics ESG ratings for this portion of the portfolio will have a weighted average of 25 or better. For determining the weighted average, the Sustainalytics ESG rating of a security comprising a higher percentage of the portfolio will have a greater impact than the Sustainalytics ESG rating of a security with a lower percentage of the portfolio on the weighted average ESG rating of this portion of the portfolio. As a result, the Fund may invest in companies with Sustainalytics ESG ratings above and below 25, although the Fund will not invest in a company if, as a result, the weighted average of the applicable portion of its portfolio would exceed a Sustainalytics ESG rating of 25. In addition, the Fund will not invest in a company with a Sustainalytics ESG rating of 40 or above (i.e., severe ESG risk) at the time of purchase. If an existing portfolio holding’s ESG rating is adjusted by Sustainalytics to 40 or higher, Weatherbie will sell that portfolio holding within six months, subject to its fiduciary obligations to the Fund, although the Fund may continue to hold that investment if Sustainalytics readjusts the company’s ESG rating back to below 40 as a result of positive actions taken by the company to reduce its ESG risk rating.
Although the Fund expects to invest primarily in companies with ESG ratings provided by Sustainalytics, certain investments may not be rated by Sustainalytics. Reasons for this may be because (i) Sustainalytics does not include the company in its rating universe; and (ii) of timing differences between when the Fund may invest in a company and when, and if, that company receives an ESG rating from Sustainalytics. With respect to (ii) for example, Sustainalytics may take time to rate a particular company when it is newly publicly traded or as a result of a corporate action, such as a merger, spin-off or restructuring. The Fund may hold up to three securities totaling no more than 20% of the Fund’s net assets in securities, without a Sustainalytics ESG rating. If a company does receive an ESG rating from Sustainalytics, Weatherbie will include that company as part of the portion of the Fund’s portfolio that is required to maintain a weighted average ESG rating of 25 or better.
In effecting the Fund’s investment strategy, Weatherbie initially employs fundamental analysis to identify innovative and dynamic companies that demonstrate promising growth potential such as strong earnings growth and sound stock market values. Weatherbie then uses Sustainalytics’ ESG ratings to determine whether an identified company is an appropriate investment for the Fund, including determining the impact that the investment would have on the Sustainalytics ESG rating of the Fund’s portfolio on a weighted average basis. In selecting and monitoring investments for the Fund, Weatherbie conducts due diligence on Sustainalytics, reviews the Sustainalytics ESG ratings of existing and potential portfolio investments, and separately engages with identified companies to determine whether a company’s Sustainalytics ESG rating seems consistent with the company’s practices. As part of Weatherbie’s fundamental analysis when considering investing in a company without a Sustainalytics ESG rating, Weatherbie will consider the company’s ESG record in addition to the company’s overall growth potential.
With respect to its ESG ratings, Sustainalytics arrives at an ESG risk score for each company it rates by assessing the company’s exposure to material ESG risks and assessing how well management manages the company’s exposure to those risks. Regarding assessing exposure to material ESG risks, Sustainalytics uses a variety of criteria, which may change from time to time as part of its ratings process. The environmental criteria include, but are not limited to, climate change (carbon, energy efficiency, fines), natural resources (water stress, biodiversity), pollution and waste (air/water pollution, waste management), and environmental opportunities (clean technology, green building, renewable energy). The social criteria include, but are not limited to, human capital (labor management, development, supply chain, health and safety, employee sentiment, diversity), product liability (safety and quality, consumer satisfaction), stakeholder opposition (controversial sourcing), social opportunities (access to finance,

Alger Weatherbie Enduring Growth ETF 3/6
Summary Prospectus
May 1, 2024 (As Revised December 2, 2024)
healthcare, communications, nutrition and health, philanthropy), and board composition (diversity). The governance criteria include, but are not limited to, corporate governance (board, executive pay, ownership structure, accounting and disclosures, audit committee structure) and corporate behavior (business ethics, anti-competition strategies, corruption, lobbying, political contributions, shareholder rights). The overall Sustainalytics risk score for each company is a measure of whether or not, and how well, a company has responded to the various material ESG risks to which it is exposed.
In evaluating a particular company’s ESG rating, as well as the Fund’s weighted average ESG rating, the Fund relies exclusively on ratings provided by Sustainalytics. Sustainalytics periodically assesses companies for their exposure to and management of ESG risks and opportunities based on data collected from company filings, public disclosures and other sources.
For purposes of the Fund’s principal investment strategies, “mid-cap companies” are those companies that, at the time of purchase of the securities, primarily have total market capitalization within the range of (i) companies included in the Russell Midcap Growth Index, as reported by the index at the most recent quarter end, or (ii) $1 billion to $25 billion. At September 30, 2024, the companies in this index ranged from $1.8 billion to $83.3 billion. Because of the Fund’s long-term approach to investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted.
The Fund intends to invest a substantial portion of its assets in a smaller number of issuers. Generally, the Fund will own no more than 30 holdings. As a result, the Fund is a non-diversified investment company, which means the performance results of any one position may have a greater impact on the Fund’s performance. Fund holdings may differ from this number for any reason. Such reasons may be, among others, because of extreme market volatility, such as when the Fund has entered a temporary defensive position. Additionally, the Fund may temporarily exceed the stated number of holdings when it acquires a new holding and determines that it is in the best interests of shareholders to sell an existing holding over a period of time, instead of immediately selling the entire holding.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the industrials, health care and information technology sectors.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.
The Fund invests in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, in the event of a large redemption order from an Authorized Participant (as defined below) and/or when the Sub-Adviser believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s net assets.
The Fund is a non-diversified, actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index.
Principal Risks
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Fund.
ETF Risks
●
Market Trading Risk – The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The Manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.
●
Authorized Participant Concentration Risk – Only authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”) may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. Authorized participant concentration risks may be heightened in scenarios where Authorized Participants have limited or diminished access to the capital required to post collateral.

Alger Weatherbie Enduring Growth ETF 4/6
Summary Prospectus
May 1, 2024 (As Revised December 2, 2024)
●
Early Close/Trading Halt Risk – An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities.
●
Cash Transactions Risk – The Fund may effect its creations and redemptions for cash, rather than for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Fund shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which may be higher than if the Fund sold and redeemed its shares in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. To the extent that these costs are not offset by a transaction fee, the Fund may bear the expense, thereby decreasing the Fund’s NAV.
●
Large Shareholder Risk – Certain shareholders, including other funds advised by the Manager, may from time to time own a substantial amount of the shares of the Fund. In addition, a third party investor, the Manager or an affiliate of the Manager, an Authorized Participant, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca, Inc. and may, therefore, have a material upward or downward effect on the market price of the shares.
Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Environmental, Social and/or Governance Sustainability-Related Securities Risk – The Sub-Adviser’s use of an ESG Rating Agency to implement the Fund’s investment strategy may result in the selection or exclusion of securities of certain issuers in and from the Fund’s portfolio for reasons other than financial performance, and carries the risk that the Fund’s investment returns may underperform funds that do not utilize an ESG Rating Agency or employ another type of ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. In evaluating a particular issuer’s ESG rating, as well as the Fund’s weighted average ESG rating, the Sub-Adviser relies exclusively on the ESG Rating Agency and, therefore, is dependent upon information and data from the ESG Rating Agency that may be incomplete or inaccurate, or that may present conflicting information and data with respect to an issuer than other third party ESG data providers utilized throughout the industry. Determining a company’s ESG rating is inherently subjective and the ESG Rating Agency’s assessment of a company, based on the ESG Rating Agency’s proprietary methodology may differ from that of other third party ESG rating agencies, other funds, or an investor. As a result, the Fund may invest in companies that do not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics or ESG rating agencies were used to evaluate them. ESG standards differ by region and industry, and a company’s ESG practices or the ESG Rating Agency’s assessment of a company’s ESG practices may change over time.
Mid Cap Securities Risk – There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

Alger Weatherbie Enduring Growth ETF 5/6
Summary Prospectus
May 1, 2024 (As Revised December 2, 2024)
Growth Securities Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector, as defined by third party sources. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
●
Industrials Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies in the industrials sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services.
●
Health Care Sector Risk – The Fund may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
●
Information Technology Sector Risk – The Fund may have a significant portion of its assets invested in securities of technology-related companies. Therefore, the Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.
Non-Diversification Risk – The Fund is a non-diversified investment company. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio.
Cash Position Risk – At times, the Fund may hold up to 15% of its net assets in cash (and cash equivalents), which may underperform relative to equity securities.
Performance
No performance information will be presented until the Fund has been in operation for a full calendar year. Annual performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.alger.com.
Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC

Alger Weatherbie Enduring Growth ETF 6/6
Summary Prospectus
May 1, 2024 (As Revised December 2, 2024)

Sub-Adviser
Weatherbie Capital, LLC*	H. George Dai, Ph.D. Chief Investment Officer, Portfolio Manager, Senior Analyst Since Inception (March 2023)
Joshua D. Bennett, CFA Director of Research, Portfolio Manager, Senior Analyst Since Inception (March 2023)
*
Weatherbie, an affiliate of the Manager, sub-advises the Fund subject to the Manager’s supervision and approval.
As the Fund is co-managed, the responsibilities of such portfolio managers may be shared, divided or otherwise assigned based on various factors including, but not limited to, the level of Fund assets to be managed, their overall experience, their sector expertise, and such other factors as the Manager believes are most efficient and effective. In all cases, each portfolio manager collaborates with the other portfolio manager(s) and analysts to develop overall strategy, outlook, and themes, which impact industry, sector and security allocations in the Fund. Responsibilities amongst portfolio managers may be fully or partially allocated to one of the portfolio managers for the purposes of day-to-day portfolio management and stock selection, implementation of trades, strategic and performance oversight, risk management, or oversight of guidelines, whether externally driven or internally developed by the Manager.
Shareholder Information
Purchasing and Redeeming Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.alger.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. The Fund is actively managed, and as a result, investors may receive capital gains distributions annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as if your account is held at a bank), the Manager or the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Fred Alger & Company, LLC 100 Pearl Street, 27th Floor, New York, NY 10004 / (800) 223-3810 / www.alger.com
EGETF 12224

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK